Exhibit 99.2

Aon Corporation

Segments - Reclassified for Discontinued Operations

	2005
(millions)	1st Quarter	2nd Quarter	3rd Quarter	Nine Months
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$452	$539	$544	$1,535
Risk Management & Insurance Brokerage - International	660	592	527	1,779
Reinsurance Brokerage & Related Services	240	203	209	652
Total Risk & Insurance Brokerage Services	1,352	1,334	1,280	3,966

Consulting:
Consulting Services	240	244	230	714
Outsourcing	69	71	65	205
Total Consulting	309	315	295	919

Insurance Underwriting:
Accident & Health and Life	440	450	453	1,343
Warranty, Credit and Property & Casualty	349	366	374	1,089
Total Insurance Underwriting	789	816	827	2,432

Corporate & Other	29	6	—	35
Intersegment Revenues	(15)	(15)	(15)	(45)
Total	$2,464	$2,456	$2,387	$7,307

Income (loss) from continuing operations before provision for income tax
Risk & Insurance Brokerage Services	$240	$208	$137	$585
Consulting	26	29	15	70
Insurance Underwriting	68	83	84	235
Corporate & Other	(24)	(51)	(56)	(131)
Total	$310	$269	$180	$759

Income from continuing operations before provision for income tax - margins
Risk & Insurance Brokerage Services	17.8%	15.6%	10.7%	14.8%
Consulting	8.4%	9.2%	5.1%	7.6%
Insurance Underwriting	8.6%	10.2%	10.2%	9.7%
Total	12.6%	11.0%	7.5%	10.4%

	2004
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$478	$529	$500	$560	$2,067
Risk Management & Insurance Brokerage - International	633	574	512	638	2,357
Reinsurance Brokerage & Related Services	239	204	219	199	861
Claims Services	61	57	55	39	212
Total Risk & Insurance Brokerage Services	1,411	1,364	1,286	1,436	5,497

Consulting:
Consulting Services	225	230	229	265	949
Outsourcing	76	75	71	76	298
Total Consulting	301	305	300	341	1,247

Insurance Underwriting:
Accident & Health and Life	425	441	423	432	1,721
Warranty, Credit and Property & Casualty	356	364	356	353	1,429
Total Insurance Underwriting	781	805	779	785	3,150

Corporate & Other	36	18	(6)	61	109
Intersegment Revenues	(18)	(16)	(15)	(23)	(72)
Total	$2,511	$2,476	$2,344	$2,600	$9,931

Income (loss) from continuing operations before provision for income tax
Risk & Insurance Brokerage Services	$243	$191	$130	$12	$576
Consulting	26	28	29	22	105
Insurance Underwriting	53	73	67	61	254
Corporate & Other	(22)	(32)	(52)	(2)	(108)
Total	$300	$260	$174	$93	$827

Income from continuing operations before provision for income tax - margins
Risk & Insurance Brokerage Services	17.2%	14.0%	10.1%	0.8%	10.5%
Consulting	8.6%	9.2%	9.7%	6.5%	8.4%
Insurance Underwriting	6.8%	9.1%	8.6%	7.8%	8.1%
Total	11.9%	10.5%	7.4%	3.6%	8.3%

	2003
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$454	$520	$495	$571	$2,040
Risk Management & Insurance Brokerage - International	524	507	478	565	2,074
Reinsurance Brokerage & Related Services	237	219	225	192	873
Claims Services	88	88	85	91	352
Total Risk & Insurance Brokerage Services	1,303	1,334	1,283	1,419	5,339

Consulting:
Consulting Services	209	224	214	251	898
Outsourcing	71	68	70	78	287
Total Consulting	280	292	284	329	1,185

Insurance Underwriting:
Accident & Health and Life	399	377	416	402	1,594
Warranty, Credit and Property & Casualty	310	315	326	338	1,289
Total Insurance Underwriting	709	692	742	740	2,883

Corporate & Other	31	40	14	40	125
Intersegment Revenues	(12)	(16)	(21)	(19)	(68)
Total	$2,311	$2,342	$2,302	$2,509	$9,464

Income (loss) from continuing operations before provision for income tax and minority interest
Risk & Insurance Brokerage Services	$238	$165	$165	$223	$791
Consulting	21	22	20	47	110
Insurance Underwriting	63	64	58	11	196
Corporate & Other	(50)	(6)	(28)	61	(23)
Total	$272	$245	$215	$342	$1,074

Income from continuing operations before provision for income tax and minority interest - margins
Risk & Insurance Brokerage Services	18.3%	12.4%	12.9%	15.7%	14.8%
Consulting	7.5%	7.5%	7.0%	14.3%	9.3%
Insurance Underwriting	8.9%	9.2%	7.8%	1.5%	6.8%
Total	11.8%	10.5%	9.3%	13.6%	11.3%

	2002
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$399	$449	$469	$538	$1,855
Risk Management & Insurance Brokerage - International	420	413	403	459	1,695
Reinsurance Brokerage & Related Services	194	186	204	181	765
Claims Services	77	80	87	85	329
Total Risk & Insurance Brokerage Services	1,090	1,128	1,163	1,263	4,644

Consulting:
Consulting Services	183	194	193	226	796
Outsourcing	48	52	74	76	250
Total Consulting	231	246	267	302	1,046

Insurance Underwriting:
Accident & Health and Life	389	441	415	394	1,639
Warranty, Credit and Property & Casualty	260	309	303	290	1,162
Total Insurance Underwriting	649	750	718	684	2,801

Corporate & Other	45	(95)	8	21	(21)
Total	$2,015	$2,029	$2,156	$2,270	$8,470

Income (loss) from continuing operations before provision for income tax and minority interest
Risk & Insurance Brokerage Services	$185	$124	$192	$251	$752
Consulting	27	24	26	45	122
Insurance Underwriting	68	2	41	44	155
Corporate & Other	(7)	(147)	(51)	(37)	(242)
Total	$273	$3	$208	$303	$787

Income from continuing operations before provision for income tax and minority interest - margins
Risk & Insurance Brokerage Services	17.0%	11.0%	16.5%	19.9%	16.2%
Consulting	11.7%	9.8%	9.7%	14.9%	11.7%
Insurance Underwriting	10.5%	0.3%	5.7%	6.4%	5.5%
Total	13.5%	0.1%	9.6%	13.3%	9.3%

	2001
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$383	$430	$390	$515	$1,718
Risk Management & Insurance Brokerage - International	375	342	322	374	1,413
Reinsurance Brokerage & Related Services	170	169	169	142	650
Claims Services	79	90	93	100	362
Total Risk & Insurance Brokerage Services	1,007	1,031	974	1,131	4,143

Consulting:
Consulting Services	169	181	180	210	740
Outsourcing	43	47	50	53	193
Total Consulting	212	228	230	263	933

Insurance Underwriting:
Accident & Health and Life	348	354	357	370	1,429
Warranty, Credit and Property & Casualty	280	255	284	273	1,092
Total Insurance Underwriting	628	609	641	643	2,521

Corporate & Other	(85)	(14)	3	(75)	(171)
Total	$1,762	$1,854	$1,848	$1,962	$7,426

Income (loss) from continuing operations before provision for income tax and minority interest
Risk & Insurance Brokerage Services	$157	$65	$125	$154	$501
Consulting	24	24	29	50	127
Insurance Underwriting	68	60	45	(5)	168
Corporate & Other	(169)	(94)	(76)	(151)	(490)
Total	$80	$55	$123	$48	$306

Income (loss) from continuing operations before provision for income tax and minority interest - margins
Risk & Insurance Brokerage Services	15.6%	6.3%	12.8%	13.6%	12.1%
Consulting	11.3%	10.5%	12.6%	19.0%	13.6%
Insurance Underwriting	10.8%	9.9%	7.0%	-0.8%	6.7%
Total	4.5%	3.0%	6.7%	2.4%	4.1%